March 12, 1998
                                DREYFUS INDEX FUNDS
                            DREYFUS S&P 500 INDEX FUND
                            DREYFUS MIDCAP INDEX FUND
                        DREYFUS SMALL CAP STOCK INDEX FUND
                      DREYFUS INTERNATIONAL STOCK INDEX FUND
                        SUPPLEMENT TO COMBINED PROSPECTUS
                              DATED JANUARY 15, 1998
        THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUNDS' COMBINED PROSPECTUS ENTITLED "DESCRIPTION OF THE FUNDS _ MANAGEMENT POLICIES:"
        DREYFUS INTERNATIONAL STOCK INDEX FUND seeks to match the investment results of the Morgan Stanley Capital International Europe, Australia, Far East (Free) Index Registration Mark ("EAFE Index"), a broadly diversified international index composed of the equity securities of approximately 1,000 companies located outside the United States. The weightings of stocks in the EAFE Index are based on each stock's relative total market capitalization. Because of this weighting, as of October 31, 1997, approximately 29% of the EAFE Index was composed of equity securities of Japanese issuers.
                                                                     INDXs0398